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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  March 18, 1998


                            ENGINEERING ANIMATION, INC.

               (Exact name of registrant as specified in its charter)



         DELAWARE                     000-27670               42-1323712
(State or other jurisdiction of   (Commission File          (I.R.S. Employer
 incorporation or organization)        Number)            Identification No.)


                               2321 North Loop Drive
                                 Ames, Iowa  50010
                (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code:  (515) 296-9908

                                        None
     ____________________________________________________________________
           (Former name or former address, if changed since last report.)



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Item 5.  Other Events

On March 18, 1998, certain stockholders of Engineering Animation, Inc. (the "Company") entered into an underwriting agreement with J.P. Morgan Securities Inc. relating to the sale of shares of Common Stock of the Company included in a Registration Statement, file number 333-47809.

(c)  Exhibits

     1. Underwriting Agreement dated March 18, 1998, by and among Engineering Animation, Inc., the selling stockholders listed therein and J.P. Morgan Securities Inc.








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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENGINEERING ANIMATION, INC.

                              (Registrant)



                              By:  /s/ Jamie A. Wade
                                      Jamie A. Wade
                                      Vice President of Administration,
                                      General Counsel and Secretary

                              Date:   March 19, 1998




                                       2


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                                    EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
----------     ----------------------

1. Underwriting Agreement dated March 18, 1998, by and among Engineering Animation, Inc., the selling stockholders listed therein and J.P. Morgan Securities Inc.